Exhibit 99.2 Q3 2020 Earnings Presentation November 5, 2020 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President and Chief Financial Officer

Forward-Looking Statements Exhibit 99.2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks, including the COVID-19 pandemic; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. 2 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

COVID-19 Update Exhibit 99.2 . Rate of new cases has stabilized in our shipyards and we are maintaining a sustainable and manageable level of attendance o Rapid testing is enabling us to prudently move employees out of quarantine and back to work . Continue to adjust and refine policies and procedures to protect our workforce . Continue to work proactively with our customers to pursue all opportunities for potential cost reimbursement . Actively supporting customers, suppliers and communities o Accelerated over $320M in payments to critical supply chain partners to date 3 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Exhibit 99.2

HII Q3 2020 Highlights

- Revenues were ~$2.3 billion in the quarter
- Diluted EPS was $5.45 in the quarter
- Total backlog at the end of the quarter was $45.3 billion
- Ingalls Shipbuilding
  - Completed sea trials for Legend-class National Security Cutter Stone (NSC 9)
  - Achieved electronic systems light-off for Fort Lauderdale (LPD 28)
- Newport News Shipbuilding
  - John F. Kennedy (CVN 79) is approximately 76% complete
  - Commencement of shore steam testing on USS George Washington (CVN 73) RCOH, which is approximately 81% complete
  - Christened the Virginia-class submarine Montana (SSN 794)
- Technical Solutions
  - A joint venture led by HII Nuclear was awarded a contract to provide nationwide deactivation, decommissioning and removal services at excess DOE facilities
  - Awarded a contract by the U.S. Navy to continue providing logistics support products and services to the Naval Expeditionary Logistics Support Group
  - Broke ground on a new Unmanned Systems Center of Excellence in Hampton, VA, which will be purpose-built for unmanned systems prototyping, production and testing
  - Completed a strategic equity investment in Sea Machines Robotics, Inc., a Boston-based autonomous technology company that specializes in advanced software for unmanned surface vessels

Shipbuilding Revenue[1]

($M)


$2,500
$2,000
$1,500
$1,000
$500
$0
$1,921
+5.8%
$2,033
Q3 2019
Q3 2020

Backlog

($B)


$50
$40
$30
$20
$10
$0
$39.2
$45.3
Q3 2019
Q3 2020

Maintaining a sustainable and manageable level of attendance at shipyards and executing to plan

[1]Non-GAAP measure. See appendix for definition and reconciliation.

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HII Q3 2020 Consolidated Results Exhibit 99.2 Consolidated Revenues Operating Income ($M) ($M) $2,500 $250 $2,314 $222 $2,219 $214 $2,000 $200 $1,500 $150 $1,000 $100 $500 $50 $0 $0 Q3 2019 Q3 2020 Q3 2019 Q3 2020 Operating Margin 9.6% 9.6% 10.0% . Revenues improved YoY due to growth at Newport 8.0% News and Ingalls Shipbuilding . Operating income improved YoY due to a more 6.0% favorable FAS/CAS adjustment, partially offset by 4.0% lower segment operating income 2.0% 0.0% Q3 2019 Q3 2020 5 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Capital Deployment Exhibit 99.2 Cash Flow Generation Shareholder Distributions ($M) ($M) $400 $363 $120 Total $103 $300 $100 $250 $222 $200 $160 $80 $68 $100 $60 Total $42 $0 $40 ($100) ($62) $20 $35 $42 ($113) ($200) $0 Q3 2019 Q3 2020 Q3 2019 Q3 2020 Cash from Operations CAPEX Free Cash Flow 1 Dividends Share Repurchases (at cost) . Cash balance of $744 million and liquidity of $2.5 billion at Q3 2020 quarter-end . Capital expenditures, net of related grant proceeds, totaled $62 million in Q3 2020 and were 2.7% of Q3 revenues . Cash contributions to pension and postretirement benefit plans were $150 million in Q3 2020 o $140 million were discretionary contributions to our qualified pension plans . Distributed $42 million to shareholders in Q3 2020 via dividends . No shares repurchased during Q3 2020; plan to resume share repurchases once we see sustained normalization of operations . Returned 97% of free cash flow1 to shareholders from 2016 through Q3 2020 1Non-GAAP measure. See appendix for definition and reconciliation. 6 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

2020-2021 Pension Outlook Table Exhibit 99.2 3 3 ($ in millions) 2019 (Actual) 2020 2021 Pension Discount Rate 4.34% 3.39% 2.93% Change from prior est. N/A Change from prior est. (46)bps 7.25% Expected Long-Term Return on Assets 7.25% 7.25% N/A N/A CAS Recoveries over/(under) Cash $189 ($54) 1,2 $216 Contributions $16 ($14) ($69) FAS Expense1 ($139) ($111) N/A ($50) CAS Expense1 $275 $436 $47 N/A ($1) FAS/CAS Adjustment1 $136 $367 ($64) N/A ($51) Operating FAS/CAS Adjustment1 $124 $247 ($158) N/A ($19) $120 Non-Operating Retirement (Expense)/Income1 $12 $94 N/A ($32) Pension and Post-retirement Benefits Cash $247 $101 2 $59 Contributions ($16) $13 1 Includes pension & other postretirement benefits. 2 2020 projected cash contributions of $247 million include $213 million of discretionary pension contributions ($205 million qualified; $8 million non-qualified) and $34 million of post retirement benefits contributions. 2021 projected cash contributions of $101 million include $69 million of discretionary pension contributions ($60 million qualified; $9 million non-qualified) and $32 million of post retirement benefits contributions. 3 Projected and subject to change during 2020 and 2021. 7 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Financial Outlook

2020 Outlook

- Assumes an orderly recovery to normalized attendance levels at both shipyards
- Q4 2020 shipbuilding revenue and operating margin performance will be modestly stronger than Q3 2020 performance given the timing of milestones

COVID-19 Impacts

- Assumes limited relief for costs directly related to our pandemic response
- No assumption for equitable adjustments for the delay and disruption caused by COVID-19
- We continue to evaluate these impacts to programs against our contractual terms, and current and pending legislation, for the potential to obtain equitable adjustments to target cost, target price and program schedules

[1] The financial outlook, expectations and other forward looking statements provided by the company for 2020 and beyond, reflect the company's judgment based on the information available at the time of this release. The COVID-19 global pandemic has had wide ranging effects on the global health environment and disrupted the global and U.S. economies and financial markets, including impacts to our employees, customers, suppliers, and communities. The pandemic is also impacting our operations, and the full impacts of COVID-19 on our fiscal year 2020 financial results and beyond are uncertain. We believe that the most significant elements of uncertainty are the intensity and duration of the impact on our employees' ability to work effectively, disruption in our supply chain, disruption of the U.S. Government's and our other customers' abilities to perform their obligations, and impact on pension assets and other investment performance. We have incurred and expect to continue incurring costs related to our COVID-19 response, including paid leave, quarantining employees and recurring facility cleaning. While our shipyards and other facilities remain open and productive, we have experienced a decrease in workforce attendance, which has impacted our operations with delay and disruption from the lack of availability of critical skills and out-of-sequence work. Continued lower staffing levels and lower employee productivity could impact our ability to achieve anticipated milestones and further affect our 2020 financial results and beyond. Our employees, suppliers, customers, and communities are facing significant challenges, and we cannot predict how the COVID-19 environment will evolve or the impact it will have. For further information on the potential impact of COVID-19 to the company, see "Risk Factors" in our third quarter Form 10-Q.Factors" in our third quarter Form 10-Q.

2020 Outlook[1]

Exhibit 99.2

	Prior Outlook (Aug. 2020)	Updated Outlook (Nov. 2020)
Shipbuilding Revenue[2]	\$7.6B - \$7.9B	~\$7.9B
Shipbuilding Operating Margin[2]	5.5% - 6.5%	5.5% - 6.5%
Technical Solutions Revenue[3] Technical Solutions Revenue (Ex. UPI & SDSY)	\$1.2B - \$1.25B \$0.9B - \$1.0B	~\$1.25B ~\$0.95B
Technical Solutions Segment Operating Margin[2,3] Technical Solutions Segment Operating Margin (Ex. UPI &SDSY)[2]	2.0% - 2.4% 2.8% - 3.2%	~2.6% ~3.3%
Technical Solutions EBITDA Margin[2,3] Technical Solutions EBITDA Margin (Ex. UPI & SDSY)[2]	5.7% - 6.0% 7.7% - 8.0%	~6.2% ~8.2%
Operating FAS/CAS Adjustment	\$247M	\$247M
Non-current State Income Tax Expense	\$10M	\$10M
Interest Expense[4]	\$106M	\$112M
Non-operating Retirement Benefit	\$120M	\$120M
Effective Tax Rate	~21%	~15%
Depreciation & Amortization	~\$250M	~\$250M
Capital Expenditures	~5% of Sales	~4.5% of Sales
Free Cash Flow[2]	>\$500M	>\$500M

[2] Non-GAAP measure. See appendix for definition.
[3] Includes results from San Diego Shipyard and Universal Pegasus International through Dec. 2020.
[4] Includes a \$15M call premium for 5.0% senior notes due 2025, with redemption in November 2020.

8 HUNTINGTON INGALLS INDUSTRIES

Exhibit 99.2 Appendix HUNTINGTON INGALLS INDUSTRIES PROPRIETARY

Non-GAAP Measures Definitions Exhibit 99.2 We make reference to “segment operating income,” “segment operating margin,” “shipbuilding revenue,” “shipbuilding operating margin,” “Technical Solutions EBITDA margin,” and “free cash flow.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income, segment operating margin and shipbuilding operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin and Technical Solutions EBITDA margin are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. 10 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Non-GAAP Measures Definitions Cont’d Exhibit 99.2 Segment operating income (loss) is defined as operating income (loss) for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income (loss) as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating margin of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Technical Solutions EBITDA margin is defined as Technical Solutions segment operating income before interest expense, income taxes, depreciation, and amortization as a percentage of revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). 11 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Exhibit 99.2 Non-GAAP Reconciliations – Segment Operating Income & Segment Operating Margin Three Months Ended Nine Months Ended September 30 September 30 ($ in millions) 2020 2019 2020 2019 Ingalls revenues 675 $ 647 1,926 $ 1,853 Newport News revenues 1,358 1,274 3,821 3,832 Technical Solutions revenues 320 326 957 887 Intersegment eliminations (39) (28) (100) (85) Sales and Service Revenues 2,314 2,219 6,604 6,487 Operating Income 222 214 494 550 Operating FAS/CAS Adjustment (60) (23) (186) (94) Non-current state income taxes - - 5 2 Segment Operating Income 162 191 313 458 As a percentage of sales and service revenues 7.0% 8.6% 4.7% 7.1 % Ingalls operating income 62 61 185 176 As a percentage of Ingalls revenues 9.2% 9.4% 9.6% 9.5 % Newport News operating income 79 121 105 273 As a percentage of Newport News revenues 5.8% 9.5% 2.7% 7.1 % Technical Solutions operating income 21 9 23 9 As a percentage of Technical Solutions revenues 6.6% 2.8% 2.4% 1.0% 12 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Exhibit 99.2 Non-GAAP Reconciliations – Shipbuilding Revenues & Operating Margin Three Months Ended Nine Months Ended September 30 September 30 ($ in millions) 2020 2019 2020 2019 Sales and service revenues 2,314 2,219 6,604 6,487 Technical Solutions (320) (326) (957) (887) Intersegment eliminations 39 28 100 85 Shipbuilding Revenues 2,033 1,921 5,747 5,685 Operating Income 222 214 494 550 Operating FAS/CAS Adjustment (60) (23) (186) (94) Non-current state income taxes - - 5 2 Segment Operating Income 162 191 313 458 Technical Solutions (21) (9) (23) (9) Shipbuilding Operating Income 141 182 290 449 As a percentage of Shipbuilding revenues 6.9% 9.5% 5.0% 7.9% 13 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Exhibit 99.2 Non-GAAP Reconciliations – Free Cash Flow Three Months Ended Nine Months Ended September 30 September 30 ($ in millions) 2020 2019 2020 2019 Net cash provided by operating activities 222 363 491 330 Less capital expenditures: Capital expenditure additions (70) (115) (220) (349) Grant proceeds for capital expenditures 8 2 17 71 Free cash flow 160 250 288 52 14 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Exhibit 99.2 15 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT